UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 8, 2006

FelCor Lodging Trust Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

545 E. John Carpenter Frwy., Suite 1300
Irving, Texas	75062

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
     Item 2.02 Results of Operations and Financial Condition.
          On August 8, 2006, FelCor Lodging Trust Incorporated issued a press release announcing its results of operations for the three-and six-month periods ended June 30, 2006, and published supplemental information for the three-and six-month periods ended June 30, 2006. Copies of the press release and the supplemental information are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Copies of the foregoing are also available on FelCor Lodging Trust Incorporated’s website at www.felcor.com, on its Investor Relations page in the “Financial Reports” section.
          The information contained in this Current Report on Form 8-K, including the exhibits, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section. Furthermore, the information contained in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, regardless of any general incorporation language in such filings.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.
                         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit

99.1	Press release issued by FelCor Lodging Trust Incorporated on August 8, 2006, announcing its results of operations for the three-and six-month periods ended June 30, 2006.

99.2	Supplemental information for the three-and six-month periods ended June 30, 2006, published by FelCor Lodging Trust Incorporated on August 8, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED
Date: August 8, 2006	By:	/s/ Lester C. Johnson
	Name:	Lester C. Johnson
	Title:	Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Press release issued by FelCor Lodging Trust Incorporated on August 8, 2006, announcing its results of operations for the three-and six-month periods ended June 30, 2006.

99.2	Supplemental information for the three-and six-month periods ended June 30, 2006, published by FelCor Lodging Trust Incorporated on August 8, 2006.